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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                          June 18, 2001 (June 14, 2001)
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               (Date of Report) (Date of earliest event reported)

                            BEVERLY ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     1-9550
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                            (Commission File Number)

                                   62-1691861
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                        (IRS Employer Identification No.)

                            One Thousand Beverly Way
                              Fort Smith, AR 72919
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                    (Address of principal executive offices)

                                 (501) 201-2000
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

Attached hereto as Exhibit 99 is a description of business meeting the requirements of Item 101 of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits


                     Exhibit 99.1 - Description of Business




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BEVERLY ENTERPRISES, INC.


Date: June 14, 2001
                                    By:  /s/  PAMELA H. DANIELS
                                         Pamela H. Daniels
                                         Senior Vice President, Controller and
                                         Chief Accounting Officer


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                                INDEX TO EXHIBITS


EXHIBIT         DESCRIPTION
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

99.1            Description of Business
